UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM
8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report: July 13, 2022
(Date of earliest event reported)

Commission File Number	Exact Name of Registrant as specified in its charter	State or Other Jurisdiction of Incorporation or Organization	IRS Employer Identification Number
1-2348	PACIFIC GAS AND ELECTRIC COMPANY	California	94-0742640
333-265457-01	PG&E WILDFIRE RECOVERY FUNDING LLC	Delaware	88-1113018

PG&E WILDFIRE RECOVERY FUNDING LLC

77 Beale Street P.O. Box 770000 San Francisco, California 94177	C/O Pacific Gas and Electric Company 77 Beale Street P.O. Box 770000 San Francisco, California 94177
(Address of principal executive offices) (Zip Code)	(Address of principal executive offices) (Zip Code)

(415) 973-7000	(415) 973-7000
(Registrant’s telephone number, including area code)	(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form
8-K
filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting Material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
First preferred stock, cumulative, par value $25 per share, 5% series A redeemable	PCG-PE	NYSE American LLC
First preferred stock, cumulative, par value $25 per share, 5% redeemable	PCG-PD	NYSE American LLC
First preferred stock, cumulative, par value $25 per share, 4.80% redeemable	PCG-PG	NYSE American LLC
First preferred stock, cumulative, par value $25 per share, 4.50% redeemable	PCG-PH	NYSE American LLC
First preferred stock, cumulative, par value $25 per share, 4.36% series A redeemable	PCG-PI	NYSE American LLC
First preferred stock, cumulative, par value $25 per share, 6% nonredeemable	PCG-PA	NYSE American LLC
First preferred stock, cumulative, par value $25 per share, 5.50% nonredeemable	PCG-PB	NYSE American LLC
First preferred stock, cumulative, par value $25 per share, 5% nonredeemable	PCG-PC	NYSE American LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule
12b-2
of the Securities Exchange Act of 1934
(§240.12b-2
of this chapter).

Emerging growth company	Pacific Gas and Electric Company ☐
Emerging growth company	PG&E Wildfire Recovery Funding LLC ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
Pacific Gas and Electric Company  ☐
PG&E Wildfire Recovery Funding LLC  ☐

Item 8.01.	Other Events
On July 13, 2022, Pacific Gas and Electric Company (the “
Utility
”) and PG&E Wildfire Recovery Funding LLC (the “
Issuing Entity
”) entered into an Underwriting Agreement (the “
Underwriting Agreement
”) with Citigroup Global Markets Inc., Barclays Capital Inc. and Goldman Sachs & Co. LLC, as representatives of the underwriters party thereto with respect to the purchase and sale of $3,900,000,000 of Senior Secured Recovery Bonds, Series
2022-B
(the “
Recovery Bonds
”), to be issued by the Issuing Entity pursuant to an Indenture and Series Supplement (together, the “
Indenture
”), each to be dated as of July 20, 2022, the forms of which are annexed hereto as Exhibits 4.1 and 4.2, respectively. The Recovery Bonds were offered pursuant to the prospectus dated July 13, 2022 (the “
Prospectus
”). In connection with the issuance of the Recovery Bonds, the Utility and the Issuing Entity also expect to enter into a Recovery Property Servicing Agreement, Recovery Property Purchase and Sale Agreement, and Administration Agreement, each to be dated as of July 20, 2022, the forms of which are annexed hereto as Exhibits 10.1, 10.2 and 10.3, respectively, and the Underwriting Agreement is annexed hereto as Exhibit 1.1.

Item 9.01.	Financial Statements and Exhibits

(d)	Exhibits.

Exhibit No.	Description

1.1
Underwriting Agreement among PG&E Wildfire Recovery Funding LLC, Pacific Gas and Electric Company and Citigroup Global Markets Inc., Barclays Capital Inc. and Goldman Sachs & Co. LLC, as representatives of the Underwriters party thereto, dated July 13, 2022

4.1	Form of Indenture between PG&E Wildfire Recovery Funding LLC and The Bank of New York Mellon Trust Company, N.A., to be dated as of July 20, 2022

4.2	Form of Series Supplement between PG&E Wildfire Recovery Funding LLC and The Bank of New York Mellon Trust Company, N.A. (including forms of the Recovery Bonds), to be dated as of July 20, 2022

10.1	Form of Recovery Property Servicing Agreement between PG&E Wildfire Recovery Funding LLC and Pacific Gas and Electric Company, as Servicer, to be dated as of July 20, 2022

10.2	Form of Recovery Property Purchase and Sale Agreement between PG&E Wildfire Recovery Funding LLC and Pacific Gas and Electric Company, as Seller, to be dated as of July 20, 2022

10.3	Form of Administration Agreement between PG&E Wildfire Recovery Funding LLC and Pacific Gas and Electric Company, as Administrator, to be dated as of July 20, 2022

104	Cover Page Interactive Data File – the cover page XBRL tags are embedded within the Inline XBRL document

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned thereunto duly authorized.

PACIFIC GAS AND ELECTRIC COMPANY

	By:	/s/ David S. Thomason
David S. Thomason
Dated: July 15, 2022		Vice President, Chief Financial Officer and Controller

PG&E WILDFIRE RECOVERY FUNDING LLC

	By:	/s/ Margaret K. Becker
Margaret K. Becker
Dated: July 15, 2022		President